Williams Controls Reports Third Quarter 2011 Results and Announces Quarterly Dividend

PORTLAND, OR -- (Marketwire - August 04, 2011) - Williams Controls, Inc. (the "Company") (NASDAQ: WMCO) today announced financial results for its third quarter ended June 30, 2011.

Net sales for the quarter were $16,767,000, up 21.8% from sales of $13,764,000 reported in the third quarter of fiscal 2010. The Company reported net income in the third quarter of $1,506,000, or $0.20 per diluted share, compared to net income of $903,000, or $0.12 per diluted share, for the corresponding quarter of fiscal 2010. Included in the 2010 third quarter results was a one-time after-tax gain of $286,000, or $0.04 per diluted share from sale of stock obtained in the settlement of an environmental matter.

Sales for the nine months ended June 30, 2011 increased $6,980,000, or 18.3%, to $45,102,000 from $38,122,000 for the comparable period last year. Net income for the nine months ended June 30, 2011 was $2,373,000, or $0.32 per diluted share, compared to net income of $866,000, or $0.12 per diluted share, for the nine months ended June 30, 2010. In the first nine months of fiscal 2011 the Company recognized an after-tax charge of approximately $395,000, or $0.05 per diluted share, for costs related to a potential acquisition that the Company was pursuing but decided to terminate during due diligence and a settlement of a long-standing legal matter.

Sales volumes continued to improve worldwide. Sales to NAFTA truck customers were up 49% over the third quarter of fiscal 2010 and up 33% for the comparable nine month periods as markets for heavy trucks continued to strengthen. Sales to European truck customers were up 71% on a quarter over quarter basis and 76% year to date, primarily due to these customers increasing their heavy truck build rates after working through excess inventories in fiscal 2010. Sales to Asian truck customers increased 21% for the quarter and 23% in the first nine months of fiscal 2011. New programs in both India and Japan helped boost sales in that region, while sales to China truck customers were down 25% year over year due to the China truck OEM's working off high truck inventories and fluctuations in ordering patterns from Chinese OEMs. Third quarter fiscal 2011 worldwide off-road sales have increased 23% when compared to 2010 and 16% when compared to the first nine months of fiscal 2010. Asian off-road sales increased quarter over quarter and year to date 42% and 45%, while NAFTA off-road sales increased 17% and 7% for the quarter and first nine months of fiscal 2011.

Today the Company also announced the third quarter regular quarterly dividend of $0.12 per share payable on August 25, 2011 to stockholders of record as of August 18, 2011.

Commenting on the third quarter results, Patrick W. Cavanagh, Williams Controls' President and Chief Executive Officer, stated, "Overall markets continue to improve with increases in essentially all of our markets, with only military applications and China truck sales down due to market timing issues." He continued, "We continue to be optimistic about the China market even though it has taken longer than expected for China to fully implement Euro 4 environmental standards." He concluded, "NAFTA truck is still operating under some constraints due to some part shortages throughout the system, which continue to hold down build rates; however as these constraints are resolved, we expect that the volumes will increase. Europe has largely worked off its significant inventory overhang. Our shipments to Chinese off-road, Indian and Japanese customers are growing and we expect sales to Chinese truck OEMs to grow once the Euro 4 emissions standards are fully implemented."

Williams Controls will hold an investor conference call at 4:15 P.M. Eastern Time on Thursday, August 4, 2011 to provide an overview of the third quarter of fiscal 2011 financial performance and business highlights. You are invited to listen to the conference call by dialing 1-888-665-2348 (domestic) or 1-973-200-3386 (international). Participants should call prior to the start time to allow for registration. The conference access code is 84658599. An audio replay will be available by telephone through August 11, 2011. The telephone number to access the replay is 1-855-859-2056 (domestic) and 1-706-645-9291 (international). The access code will be 84658599.

ABOUT WILLIAMS CONTROLS
Williams Controls is a leading global designer and manufacturer of Electronic Throttle Control Systems ("ETCs") for the heavy truck, bus and off-road markets. Williams Controls is headquartered in Portland, Oregon and employs more than 200 people worldwide at locations in North America, Europe, and Asia. For more information, visit Williams Controls' website at www.wmco.com. Information posted on our website is not incorporated into, and does not constitute a part of, this release.

The statements included in this news release concerning predictions of economic performance and management's plans and objectives constitute forward-looking statements made pursuant to the safe harbor provisions of Section 21E of the Securities Exchange Act of 1934, as amended. These forward looking statements are based on management's assumptions and projections, and are sometimes identifiable by use of the words, "expect to," "plan," "will," "believe" and words of similar predictive nature. Because management's assumptions and projections are based on anticipation of future events, you should not place undue emphasis on forward-looking statements. You should anticipate that our actual performance may vary from these projections, and variations may be material and adverse. You should not rely on forward-looking statements in evaluating an investment or prospective investment in our stock, and when reading these statements you should consider the uncertainties and risks that could cause actual results to differ materially from the forward-looking statements. Factors which could cause or contribute to such differences include, but are not limited to, factors detailed in the Company's Securities and Exchange Commission filings. These factors include our ability to maintain positive relationships with key customers; the concentration of our sales revenues among a limited number of large customers; our status as a component manufacturer and the resulting impact on our revenues of demand for vehicles and equipment in which our products are installed; the effect of products liability lawsuits that directly affect us and that indirectly impact us because of their effect on the transportation and equipment industries generally; the impact of foreign currency exchange rates on our gross income; the impact of federal monetary and trade policies that impact the market for our products; our ability to comply with U.S. and foreign laws applicable to our overseas operations; and the status of our relationships with our employees and organized labor force. These risks and uncertainties are beyond our control and, in many cases; we cannot predict the risks and uncertainties that could cause our actual results to differ materially from those indicated by the forward-looking statements. Some of the factors that may cause our actual results in future periods to differ materially from those currently expected or desired because of a number of risks and uncertainties include, but are not limited to, those risks discussed in the section entitled "Risk Factors" in our Annual Report on Form 10-K for the fiscal year ended September 30, 2010.

                          Williams Controls, Inc.
         Unaudited Condensed Consolidated Statements of Operations
         (Dollars in thousands, except share and per share amounts)
                                (Unaudited)

                     Three months  Three months   Nine months   Nine months
                         ended         ended         ended         ended
                        6/30/11       6/30/10       6/30/11       6/30/10
                     ------------  ------------  ------------  ------------
Net sales            $     16,767  $     13,764  $     45,102  $     38,122
                     ------------  ------------  ------------  ------------
Cost of sales              11,117         9,714        30,758        27,131
                     ------------  ------------  ------------  ------------
Gross profit                5,650         4,050        14,344        10,991
                     ------------  ------------  ------------  ------------
Research and
 development expense        1,300         1,191         3,622         3,406
                     ------------  ------------  ------------  ------------
Selling expense               704           695         2,080         2,115
                     ------------  ------------  ------------  ------------
Administration
 expense                    1,412         1,224         5,034         4,020
                     ------------  ------------  ------------  ------------
Class action
 provision                      -             -             -           775
                     ------------  ------------  ------------  ------------
Operating income            2,234           940         3,608           675
                     ------------  ------------  ------------  ------------
Interest income                (2)           (4)           (4)          (11)
                     ------------  ------------  ------------  ------------
Interest expense               25             4            51            13
                     ------------  ------------  ------------  ------------
Gain on sale of
 investments                    -          (441)            -          (441)
                     ------------  ------------  ------------  ------------
Other (income)
 expense, net                  28             9            69           (48)
                     ------------  ------------  ------------  ------------
Income before income
 taxes                      2,183         1,372         3,492         1,162
                     ------------  ------------  ------------  ------------
Income tax expense            677           469         1,119           296
                     ------------  ------------  ------------  ------------
Net income           $      1,506  $        903  $      2,373  $        866
                     ------------  ------------  ------------  ------------
Earnings per share
 information:
                     ------------  ------------  ------------  ------------
Basic -
                     ------------  ------------  ------------  ------------
Net income per
 common share        $       0.21  $       0.12  $       0.33  $       0.12
                     ------------  ------------  ------------  ------------
Weighted average
 shares used in per
 share calculation -
 basic                  7,300,277     7,275,559     7,294,519     7,273,306
                     ------------  ------------  ------------  ------------
Diluted -
                     ------------  ------------  ------------  ------------
Net income per
 common share        $       0.20  $       0.12  $       0.32  $       0.12
                     ------------  ------------  ------------  ------------
Weighted average
 shares used in per
 share calculation
 - diluted              7,503,313     7,399,032     7,469,173     7,374,225
                     ------------  ------------  ------------  ------------

                          Williams Controls, Inc.
              Unaudited Condensed Consolidated Balance Sheets
                           (Dollars in thousands)
                                (Unaudited)

                                                  June 30,    September 30,
                                                    2011           2010
                                               -------------  -------------
                    Assets
                                               -------------  -------------
Current Assets:
                                               -------------  -------------
   Cash and cash equivalents                   $       1,007  $       3,016
                                               -------------  -------------
   Trade accounts receivable, net                     10,578          8,854
                                               -------------  -------------
   Other accounts receivable                             729            599
                                               -------------  -------------
   Inventories                                        10,637          7,512
                                               -------------  -------------
   Deferred income taxes                                 928            927
                                               -------------  -------------
   Prepaid expenses and other current assets             687            341
                                               -------------  -------------
      Total current assets                            24,566         21,249
                                               -------------  -------------

                                               -------------  -------------
Property, plant and equipment, net                     9,531          9,025
                                               -------------  -------------
Deferred income taxes                                  3,365          3,493
                                               -------------  -------------
Other assets, net                                        335            438
                                               -------------  -------------
      Total assets                             $      37,797  $      34,205
                                               -------------  -------------

                                               -------------  -------------
     Liabilities and Stockholders' Equity
                                               -------------  -------------
Current Liabilities:
                                               -------------  -------------
   Accounts payable                            $       5,822  $       4,593
                                               -------------  -------------
   Accrued expenses                                    5,329          5,698
                                               -------------  -------------
   Revolving loan facility                               882              -
                                               -------------  -------------
   Current portion of employee benefit
    obligations                                          212            212
                                               -------------  -------------
      Total current liabilities                       12,245         10,503
                                               -------------  -------------

                                               -------------  -------------
Long-term Liabilities:
                                               -------------  -------------
   Employee benefit obligations                        8,152          8,694
                                               -------------  -------------
   Other long-term liabilities                           257            244
                                               -------------  -------------

                                               -------------  -------------
Stockholders' Equity:
                                               -------------  -------------
   Preferred stock                                         -              -
                                               -------------  -------------
   Common stock                                           73             73
                                               -------------  -------------
   Additional paid-in capital                         38,337         37,623
                                               -------------  -------------
   Accumulated deficit                               (11,187)       (12,677)
                                               -------------  -------------
   Treasury stock                                     (2,734)        (2,734)
                                               -------------  -------------
   Accumulated other comprehensive loss               (7,346)        (7,521)
                                               -------------  -------------

                                               -------------  -------------
      Total stockholders' equity                      17,143         14,764
                                               -------------  -------------
      Total liabilities and stockholders'
       equity                                  $      37,797  $      34,205
                                               -------------  -------------

Contact:
Mike Rusk
Financial Controller
Telephone: (503) 684-8600